UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2022
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4300 Wilson Boulevard		22203 (Zip Code)
Arlington,
VA
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
 _________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 21, 2022, The AES Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. The final voting results for each of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of eleven directors, each to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2023:

Director Name	For	Against	Broker Non-Votes	Abstain
Janet G. Davidson	569,732,340	5,693,678	24,630,427	4,363,965
Andrés R. Gluski	573,055,977	2,347,895	24,630,427	4,386,111
Tarun Khanna	560,118,144	15,291,794	24,630,427	4,379,934
Holly K. Koeppel	562,441,579	12,990,180	24,630,427	4,358,224
Julia M. Laulis	569,613,324	5,810,295	24,630,427	4,366,364
James H. Miller	571,135,232	4,267,265	24,630,427	4,387,486
Alain Monié	567,080,221	8,320,331	24,630,427	4,389,431
John B. Morse, Jr.	561,632,613	13,712,934	24,630,427	4,444,436
Moisés Naím	571,088,181	4,302,816	24,630,427	4,398,986
Teresa M. Sebastian	572,735,802	2,678,954	24,630,427	4,375,227
Maura Shaughnessy	573,773,564	1,654,940	24,630,427	4,361,479

Proposal 2: Approval, on an advisory basis, of the Company’s executive compensation.

For:	549,500,568
Against:	23,881,857
Abstain:	6,407,162
Broker Non-Votes:	24,630,823

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the independent auditor of the Company for fiscal year 2022.

For:	596,140,190
Against:	3,853,054
Abstain:	4,427,166
Broker Non-Votes:	0

Proposal 4: Non-binding stockholder proposal to subject termination pay to stockholder approval.

For:	254,892,975
Against:	319,723,183
Abstain:	5,173,429
Broker Non-Votes:	24,630,823

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	April 22, 2022	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary